RESTRICTED CASH	12 Months Ended
Dec. 31, 2011
RESTRICTED CASH
RESTRICTED CASH

6.                                      RESTRICTED CASH

Restricted cash mainly represents bank deposits used to pledge the bank acceptance notes. The Company entered into credit agreements with commercial banks in China (“endorsing banks”) which agree to provide credit within stipulated limits. Within the stipulated credit limits, the Company can issue bank acceptance notes to its suppliers as payments for the purchases. In order to issue bank acceptance notes, the Company is generally required to make initial deposits with the endorsing banks in amounts of certain percentage of the face amount of the bank acceptance notes to be issued by the Company. The cash in such accounts is restricted for use over the terms of the bank acceptance notes, which are normally three to six months.